EX. 99.906CERT
Exhibit (b)
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, to the best of his knowledge, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Dale E. Palka Dale E. Palka, President
(Chief Executive Officer) of Plan Investment Fund, Inc.

Date: February 24, 2011

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, to the best of his knowledge, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Joseph S. Castellon Joseph S. Castellon, Treasurer
(Chief Financial Officer) of Plan Investment Fund, Inc.

Date: February 24, 2011